UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 9, 2020

OS SUPPORT, INC.
(Exact name of Company as specified in its charter)

Nevada	26-3895737
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

112 North Curry Street

Carson City, NV 89703

(Address of principal executive offices) (Zip Code)

(775) 321 8206

Company’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

4.01 Changes in Registrant's Certifying Accountant.

On March 9, 2020, The Company dismissed PLS CPA as its independent registered public accounting firm. The reports of PLS CPA on the financial statements of the Company for the past two fiscal years ended June 30, 2017 and 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended June 30, 2017 and 2016, and through March 9, 2020, there have been no disagreements with PLS CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PLS CPA would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the two most recent fiscal years ended June 30, 2017 and 2016, and through March 9, 2020, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that PLS CPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 9, 2020, is filed as Exhibit 16 to this Current Report on Form 8-K.

On March 9, 2020, the Company appointed Boyle CPA, LLC as the independent registered public accounting firm for the Company for the fiscal year ended June 30, 2018. During the last two fiscal years ended June 30, 2017 and 2016, and through March 9, 2020, the Company has not consulted with Boyle CPA, LLC regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion Boyle CPA, LLC might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from PLS CPA to the Securities and Exchange Commission

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OS SUPPORT, INC.

Date: March 17, 2020	By:	/s/ Paramjit Mann
Paramjit Mann
President & Director

3